UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09032
RidgeWorth Variable Trust
(Exact name of registrant as specified in charter)

Citi Fund Services, 3435 Stelzer Road Columbus, Ohio	43219

(Address of principal executive offices)	(Zip code)

Citi Fund Services, 3435 Stelzer Road Columbus, Ohio	43219

(Name and address of agent for service)	(Zip code)
Registrant’s telephone number, including area code: 614-470-8000
Date of fiscal year end: 12/31
Date of reporting period: 12/31/08
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

2008 Annual Report
RidgeWorth Variable Trust
December 31, 2008
As of May 1, 2008, the STI Classic Variable Trust became RidgeWorth Variable Trust.
Effective March 31, 2008, Trusco Capital Management, Inc. became RidgeWorth Capital Management, Inc. RidgeWorth Investments is the trade name of RidgeWorth Capital Management, Inc.

TABLE OF CONTENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008

Letter to Shareholders	1

Management Discussion of Fund Performance
Large Cap Core Equity Fund	3
Large Cap Growth Stock Fund	5
Large Cap Value Equity Fund	7
Mid-Cap Core Equity Fund	9
Small Cap Value Equity Fund	11

Schedules of Portfolio Investments	13

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	27

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	36

Other Federal Tax Information	37

Trustees and Officers of the Ridgeworth Variable Trust	38

Additional Information	40
Past performance does not guarantee future results.
The following information and opinions are for general information only. RidgeWorth Variable Trust and RidgeWorth Capital Management, Inc. do not assume liability for any loss which may result from the reliance by any person upon such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security, or as offering individual or personalized investment advice.
This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the RidgeWorth Variable Trust can be found in the fund’s prospectus. Please read the prospectus carefully before investing.
RidgeWorth Variable Trust is distributed by RidgeWorth Distributors LLC. RidgeWorth Investments is the trade name for RidgeWorth Capital Management, Inc., the adviser to the RidgeWorth Variable Trust , and is not affiliated with the distributor.

LETTER TO SHAREHOLDERS
RIDGEWORTH VARIABLE TRUST December 31, 2008
January 2009
Dear Valued Client,
2008 will be remembered as one of the most difficult investment environments in the post-war period. Language like “worst since” and “lowest since” became fairly commonplace as we coped with the popping of an oversized credit bubble, forced selling, rising unemployment, and spreading global recession. But while comparisons with the Great Depression are tempting, we believe the lessons learned from those dire times are helping craft a more reasoned and effective response today, and your RidgeWorth portfolio managers are scouring the equity and fixed-income landscapes for what we believe will be the strong performers as the economy reaches its inevitable turning point.
Most investors entered the year with at least some trepidation given the strains already evident in the financial system in 2007, but few expected the relentless challenges that hit the economy and financial markets. The initial stages of the recession had a mixed impact on the equity markets. While the S&P 500 lost 10% in the early weeks of January, the markets rebounded as the Federal Reserve (the “Fed”) continued cutting interest rates and Congress quickly passed a “timely, targeted, and temporary” stimulus package intended to stabilize consumer spending. Moreover, U.S. exports were increasing at a near 20% rate, which provided some support to the economy and stock prices. Consumer sectors in the equity market briefly returned to levels seen at the beginning of the year and commodity-related stocks moved up to new highs. Financials recovered some of their early losses but dropped sharply by mid-year as home foreclosures increased and credit access tightened.
By summer, the demand destruction associated with the spike in oil prices to nearly $150/barrel, the fading effects of the economic stimulus package, and clear evidence that the U.S. recession had spread to Europe and Asia, pushed all equity sectors back into negative territory. Housing starts fell to the lowest level on record and auto sales plunged to 25-year lows. The Federal Reserve and the Treasury made a number of aggressive monetary and fiscal policy moves. The unprecedented size and scope of the government interventions, which were primarily intended to support the banking system, allowed equities to remain stable through much of the third quarter.
In September, however, events accelerated as the U.S. Government took over FNMA and FHLMC, Lehman Brothers filed for bankruptcy protection, Merrill Lynch and Bank of America announced a hasty merger, AIG was bailed out by the government, Goldman Sachs and Morgan Stanley converted to a bank charter, Wachovia Bank neared collapse prior to announcing a merger with Citigroup (then Wells Fargo), several European banks were nationalized, and a string of U.S. banks were taken over by the FDIC. Nearly all lending that was not directly backed by the Treasury and Fed disappeared sending equities lower.*
As the fourth quarter began, only the more defensive Consumer Staples and Health Care sectors were able to show relative strength. International and emerging market stocks were severely punished early in the process as the dollar strengthened in a global flight to safety, but recovered as the Fed became increasingly aggressive in its intervention. Overall, equity indexes fell by 50% or more from the cyclical peaks a year earlier.
Simultaneously, the fixed-income and money market sectors were also stressed by the events in the fourth quarter. The Reserve Primary Fund, founded in 1971, became only the second money fund in history to “break the buck,” or fail to maintain a $1 NAV. The collapse of Lehman and the problems with The Reserve Primary Fund triggered an industry-wide shift into U.S. Treasury and Government funds. The risk aversion/flight to quality bid for U.S. Treasuries led to a double-digit return for the Treasury index in the first 11 months of 2008, despite the relatively low level of Treasury yields at the start of the year. All spread products (including agency debentures) underperformed Treasuries — a clear indication of investors’ focus on preservation of capital. Corporate, high yield and agency bond spreads moved up to record levels versus Treasuries.

Looking ahead we know the challenges that hobbled the market during the past year did not materialize overnight and we doubt there is a “magic wand” that will make all of these problems disappear just as quickly. Problems in the housing and credit markets initiated the current economic and market malaise, and we believe any fundamental improvement will be tied to stabilization in both of these areas. However, we are encouraged by the reduction in excess home inventories, by the significant narrowing of credit spreads, and by the commitment from the Federal government and the regulators to enact sizeable and targeted initiatives to stabilize both the economy and the credit markets. Progress is not likely to be even and volatility will remain awhile longer. In the midst of this turmoil and stress we see value emerging in a number of areas that have been beaten down and oversold and are carefully adding exposure where appropriate.
We know that this has been an extremely difficult year for you in the financial markets despite the relatively strong performance of the RidgeWorth Funds, and we want to take this opportunity to thank you for your faith and confidence in us, our managers, and the disciplined processes we use to help you achieve your investing goals.
Sincerely,

David H. Eidson	Ashi S. Parikh
Chairman and CEO	President and CIO
RidgeWorth Capital Management, Inc.	RidgeWorth Capital Management, Inc.

*	Portfolio composition is subject to change.

LARGE CAP CORE EQUITY FUND
RIDGEWORTH VARIABLE TRUST December 31, 2008
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2008?

A:	The Fund trailed the S&P 500 Index in the first half of 2008, and outperformed the Index in the second half of the year. For the fourth quarter of 2008 the Fund returned -22.79% versus -21.94% for the benchmark for the 12-month period ended December 31, 2008 the Fund returned -37.90% versus -37.00% for the index, respectively.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2008?

A:	In the first half of the year, our positioning for economic slowdown and declining corporate profits had been to deemphasize later cycle areas including commodities, energy, and industrials stocks. That strategy was not validated early in the year as investors continued to exhibit confidence in the global/cyclical BRIC† theme that dominated the market in 2007.

At mid-year, this theme broke hard, as commodity prices plummeted–highlighted by the drop in oil from $140 to $100 per barrel in the third quarter (and subsequently to the mid-$40’s by year end). As this trend broke, the Fund was rewarded for its positioning and outperformed the benchmark in the second half of 2008.

The cyclical correction that began in the third quarter devolved into a global meltdown during the fourth quarter, as extreme credit pressures stoked widespread fear of insolvency for many of the market’s biggest and best-known financial institutions. Financials was the worst performing sector of the market in the third quarter and for the full year, yet for the Fund, it was the best sector on a relative basis. The Fund benefited from selections in diversified financial services and from avoiding a number of companies most affected in the worst credit and financial crisis since the Great Depression. Consumer Discretionary selections that were well positioned in a time of economic slowdown also contributed to Fund return for 2008, as did a diverse group of Industrials selections. The Fund’s position in Health Care detracted from the Fund’s return because of a lack of exposure to biotech and selections in providers and life sciences tools. Finally, selections in Materials detracted for the full year, notably in metals and mining stocks.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	Heading into 2009, we believe the Fund is opportunistically positioned for a market more focused on fundamentals than in 2008. The U.S. recession has spread globally, corporate profit levels continue to decline, credit markets are still not functional, and macroeconomic catalysts are lacking. On the positive side, valuations remain attractive across the market. In this environment, our stock selection focus has been to continually upgrade the quality and strength of the Fund, emphasizing companies with better potential for earnings growth recovery and those with greater financial flexibility. As such, our largest overweighting remains in Technology, an area that generates significant cash flow, has solid balance sheets, and offers an attractive mix of growth recovery potential and reasonable valuation levels. In other sectors, we are placing moderate emphasis in Energy and Consumer Discretionary and are reducing emphasis in Consumer Staples. Finally, we are reducing our underweight in Utilities and Health Care. Our approach is to invest beyond the unpredictable short-term swings of the market, seeking opportunities that deliver acceptable return for the risk taken.*

†	BRIC is an acronym term for the four largest rapidly emerging market economies–Brazil, Russia, India and China.

3	Past performance does not guarantee future results.

LARGE CAP CORE EQUITY FUND
RIDGEWORTH VARIABLE TRUST December 31, 2008
Growth of $10,000 Investment (as of December 31, 2008)
This chart assumes an initial hypothetical investment of $10,000 made on 12/30/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The performance of the index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.
Average Annual Total Returns (as of December 31, 2008)

			Annualized
			Inception to Date
One Year	Three Years	Five Years	(12/30/99)
-37.90%	-10.07%	-1.95%	-0.69%

Prospectus Expense Ratio[1]
Gross	1.19%
Net	1.00%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For additional information related to the Large Cap Core Equity Fund, please contact your Investment Professional or the funds directly at 1-888-784-3863.

[1]	Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.

During the period shown, the Investment Adviser waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*	Portfolio composition is subject to change.

Portfolio Investments (as a percentage of total investments)*

LARGE CAP GROWTH STOCK FUND
RIDGEWORTH VARIABLE TRUST December 31, 2008
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2008?

A:	The Fund’s return for the quarter ended December 31, 2008, was -22.29%, slightly exceeding its benchmark as measured by the Russell 1000® Growth, and for the 12-month period the Fund posted a -40.68% return. The index declined by -22.79% for the quarter and closed the 12-month period at -38.44%. Every major economic sector of the Russell 1000® Growth Index continued to weaken from the third quarter and experienced a drop in market value.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2008?

A:	2008 will be remembered as one of the most difficult investment environments in the post-war period following the popping of the greatest credit bubble in modern history. The themes that dominated the financial markets were: de-leveraging and forced selling; risk aversion; the most dramatic reshaping of the U.S. financial system since the Great Depression; and investors’ focus on return of capital rather than return on capital. There were unprecedented global efforts by major industrialized countries to coordinate measures to stave off financial Armageddon.

As the realization of these unexpected events unfolded dramatically in the fourth quarter, the major global equity markets declined significantly and entered a bear market. Those major macroeconomic events influenced most equity securities in a negative way during 2008.

A large part of the relative under-performance for the year occurred due to extended exposure to global cyclical industrial stocks. During 2008 many of the global cyclical industrial stocks owned in the Fund continued to have relatively good fundamental trends and positive earnings growth moving into the third quarter. As the macroeconomic environment began to deteriorate rapidly, so too did these stocks. The Fund’s investment team continued trimming the global industrials as data points suggested a prolonged fundamental weakness in the end markets. In the end, the investment team did not liquidate global industrial positions quickly enough. The Fund’s investment strategy is to remain invested in the positive fundamental trends of stocks until there is confirming evidence that those trends have turned negative.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	The investment team continues to focus on stocks that best fit our investment criteria: those with positive fundamental trends leading to rising earnings and earnings quality, efficiently managed capital structures and reasonable valuations. The team attempts to derive the majority of out-performance through stock selection and minimize the potential impact of unintended style bias and macroeconomic risk. This bottom-up stock selection coupled with disciplined risk management is the cornerstone to the investment process.

5	Past performance does not guarantee future results.

LARGE CAP GROWTH STOCK FUND
RIDGEWORTH VARIABLE TRUST December 31, 2008
Growth of $10,000 Investment (as of December 31, 2008)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.
Average Annual Total Returns (as of December 31, 2008)

One Year	Three Years	Five Years	Ten Years
-40.68%	-8.83%	-4.32%	-2.37%

Prospectus Expense Ratio[1]
Gross	1.26%
Net	1.08%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For additional information related to the Large Cap Growth Stock Fund, please contact your Investment Professional or the funds directly at 1-888-784-3863.

[1]	Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.

During the period shown, the Investment Adviser waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*	Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

LARGE CAP VALUE EQUITY FUND
RIDGEWORTH VARIABLE TRUST December 31, 2008
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risks that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2008?

A:	For the fourth quarter of 2008, the Fund outperformed the Russell 1000® Value Index, with a total return of -19.47% versus the -22.18% return for the benchmark. For the 12-month period, the Fund outperformed the benchmark with a total return of -32.79% versus the benchmark return of -36.85%.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2008?

A:	The Fund outperformed the benchmark in three out of the last four quarters, with the most significant outperformance coming in the fourth quarter. During that quarter, superior stock selection in Industrials and Telecommunication Services contributed significantly to the Fund’s outperformance. In Financials, superior stock selection combined with an underweight allocation also contributed to the Fund’s outperformance relative to the Index. Within Financials, Travelers Cos., Inc. was among the top contributors during the quarter.*

The third quarter was also a very strong quarter, in which our sector weighting decisions combined with superior stock selection played a key role in the Fund’s outperformance. The combination of an underweight allocation in Energy and above-average stock selection in Materials and Information Technology had a positive impact on overall Fund performance.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	During the fourth quarter, the Fund increased its weight in Health Care stocks as recent market conditions have provided numerous investment opportunities in the sector. In Financials, the Fund continues to add to its underweight position as it remains difficult to discern true book values for many of these companies. We continue to add to our overweight allocation in the Information Technology sector as we continue to find companies with attractive valuations.*

The Fund will continue to focus on finding high quality companies with well-defined dividend policies trading at discounts to their historical valuations. As we reduce exposure to those sectors with recent strong performance, we will rotate toward those sectors which provide a more favorable risk/reward profile.

7	Past performance does not guarantee future results.

LARGE CAP VALUE EQUITY FUND
RIDGEWORTH VARIABLE TRUST December 31, 2008
Growth of $10,000 Investment (as of December 31, 2008)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book and growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.
Average Annual Total Returns (as of December 31, 2008)

One Year	Three Years	Five Years	Ten Years
-32.79%	-5.19%	0.39%	0.99%

Prospectus Expense Ratio[1]

Gross	1.06%
Net	0.95%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For additional information related to the Large Cap Value Equity Stock Fund, please contact your Investment Professional or the funds directly at 1-888-784-3863.

[1]	Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.

During the period shown, the Investment Adviser waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*	Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

MID-CAP CORE EQUITY FUND
RIDGEWORTH VARIABLE TRUST December 31, 2008
Investment Concerns
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2008?

A:	The Fund underperformed relative to the Russell Midcap® Index in the first half of the year which was more than offset by outperformance in the second half, with much of the performance differential occurring in the second and third quarters. For the fourth quarter, the market sold off broadly and the Fund and benchmark returned -26.92% and -27.27%, respectively. For the 12-month period, the Fund returned -40.65% versus -41.46% for the benchmark.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2008?

A:	As is usually the case, stock selection was the primary contributor to Fund returns in each quarter of the year, with selection in six of ten sectors contributing positively to return over the full year.

In the first half of the year the Fund underperformed the index, primarily due to second quarter results. There, selections in three areas were the primary sources of underperformance. In Energy, poor performance from refiner Tesoro and a lack of coal related and integrated energy holdings (which were strong performers in the period) were the main differences. In addition, the Fund’s mix of industrial holdings did not keep up with the market due to earnings disappointment from Rockwell Automation and weakness in our aerospace and defense related holdings. And finally, stock selection in Consumer Staples was off the mark due to weakness in Pepsi Bottling Group.

Fund performance exceeded benchmark results in the third quarter, erasing the shortfall posted in second quarter. Overall stock selection was the principal driver of the Fund’s outperformance, with seven of ten sectors contributing. One, the majority of our Technology holdings outperformed and our more conservative mix of Industrial holdings held up better than the market. And finally, the Fund experienced across the board strength in its Consumer Staples names with Dr Pepper Snapple Group, Inc. and The J.M. Smucker Co. each performing well.

For the full year, stock selection was the principal contributor to outperformance and was positive in six of ten sectors. Selections in Healthcare, Technology, and both Consumer sectors were most positive, while Financials selections detracted for the year. The spread of the credit crisis and an economy in recession contributed to severe selling pressure in the area, particularly impacting Fund holdings in Insurance and Real Estate.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	What started out as a cyclical correction turned into a major decline during the fourth quarter, as credit pressures negatively impacted many of the market’s biggest and best-known financial institutions and economic growth contracted. As we enter 2009, the U.S. recession has spread globally, corporate profit levels continue to decline, and credit markets are still not functional. Looking forward, the prospect for corporate earnings remains dour and macroeconomic catalysts are lacking. On the positive side, valuations remain attractive across the market. In this environment, our focus has been to continually upgrade the quality and strength of the portfolio, focusing on stock selection. We emphasize companies with better potential for earnings growth recovery and those with greater financial flexibility. As such, our largest overweighting remains in the Technology area and we believe that sector will continue to offer an attractive mix of growth potential and reasonable valuation levels. We are pleased that 2008 outperformance versus the benchmark was a function of effective stock selection and look to build on that foundation in what we hope is a return to a more normal market environment in 2009.

9	Past performance does not guarantee future results.

MID-CAP CORE EQUITY FUND
RIDGEWORTH VARIABLE TRUST December 31, 2008
Growth of $10,000 Investment (as of December 31, 2008)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the Russell MidCap® Index is a capitalization weighted index that tracks the performance of the smallest 800 securities as ranked by total market capitalization, in the medium-sized securities universe. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.
Average Annual Total Returns (as of December 31, 2008)

One Year	Three Years	Five Years	Ten Years
-40.65%	-11.59%	-1.59%	-0.27%

Prospectus Expense Ratio[1]

Gross	1.39%
Net	1.12%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For additional information related to the Mid-Cap Core Equity Fund, please contact your Investment Professional or the funds directly at 1-888-784-3863.

[1]	Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.

During the period shown, the Investment Adviser waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*	Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

SMALL CAP VALUE EQUITY FUND
RIDGEWORTH VARIABLE TRUST December 31, 2008
Investment Concerns
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risks that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2008?

A:	The Fund slightly lagged the Russell 2000® Value Index for most of the year, however, this was compounded in the fourth quarter. Fourth quarter performance was -28.14% versus the Index at -24.89% and performance for the full year was -33.14% versus the Index at -28.92%.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2008?

A:	During the first half of the year, our asset allocation decisions provided slight underperformance relative to the Index, with stock selection providing the majority of the underperformance. However, this reversed in the second half of the year, with stock selection slightly outperforming the Index and asset allocation causing the underperformance.

Our underweight position in Information Technology and stock selection in Consumer Discretionary, Energy, and Financials were the most significant contributors to performance for the year. Acquisitions helped some individual securities provide significant contributions to Fund returns throughout the year, including Mentor and CHC Helicopter. HCC Insurance Holdings was also a key contributor to performance due to improvements in the supply/demand balance for their products as well as pricing.

The most significant negative detractors from performance for the year were our overweight positions in Consumer Discretionary and Energy, our underweight position in Financials, and stock selection in Industrials. Interface was our worst performing stock when industry commercial construction numbers moved down significantly towards the end of the year, raising concerns about their modular carpet business.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	Throughout the year, we saw unprecedented volatility in the equity markets, which was compounded in the fourth quarter. This volatility has created tremendous opportunities, and we are currently very enthusiastic about our portfolio holdings. Our universe of companies has greatly expanded, with numerous large and mid cap companies now in the small cap space. We have been focused on finding companies with good balance sheets, solid management teams, and that have business models that will sustain them through this economic downturn.

The Fund continues to significantly overweight Industrial stocks due to our bullish outlook for individual companies. Healthcare is another area in which we are significantly overweight due to the many companies with attractive valuations. The Consumer Discretionary sector is another area in which we are overweight as that sector was among the worst performing in 2008 and we have found many attractive opportunities.

Throughout the fourth quarter, we continued to reduce our weighting in the Financial sector due to balance sheet concerns for many of the companies and remain significantly underweight. However, we are looking for opportunities to add to the sector as we get more clarity on balance sheet issues. We continue to be underweight in the Information Technology sector because of the limited number of companies with attractive valuations.

11	Past performance does not guarantee future results.

SMALL CAP VALUE EQUITY FUND
RIDGEWORTH VARIABLE TRUST December 31, 2008
Growth of $10,000 Investment (as of December 31, 2008)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the Russell 2000® Value Index which measure the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.
Average Annual Total Returns (as of December 31, 2008)

One Year	Three Years	Five Years	Ten Years
-33.14%	-7.32%	2.04%	7.37%

Prospectus Expense Ratio[1]

Gross	1.51%
Net	1.20%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For additional information related to the Small Cap Value Equity Fund, please contact your Investment Professional or the funds directly at 1-888-784-3863.

[1]	Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.

During the period shown, the Investment Adviser waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*	Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008 (Amounts in thousands, except Shares)
Large Cap Core Equity Fund

	Shares or
	Principal
	Amount ($)	Value($)

Common Stocks (95.4%)
Consumer Discretionary (8.8%)
Burger King Holdings, Inc.	3,150	75
Home Depot, Inc. (The)	4,700	108
Johnson Controls, Inc.	3,100	56
McDonald’s Corp.	1,350	84
McGraw-Hill Cos., Inc. (The)	2,500	58
Target Corp.	2,750	95
Time Warner, Inc.	6,450	65
Walt Disney Co. (The)	3,650	83

		624

Consumer Staples (13.0%)
Cadbury PLC SP ADR	2,410	86
CVS Caremark Corp.	4,250	122
Dr Pepper Snapple Group, Inc.*	4,551	74
Kellogg Co.	2,050	90
Kraft Foods, Inc.	4,100	110
PepsiCo, Inc.	2,000	110
Philip Morris International, Inc.	2,050	89
Procter & Gamble Co. (The)	1,550	96
Wal-Mart Stores, Inc.	2,500	140

		917

Energy (13.5%)
Anadarko Petroleum Corp.	2,300	89
Cameron International Corp.*	2,050	42
Chevron Corp.	3,050	226
Devon Energy Corp.	1,200	79
Exxon Mobil Corp.	3,150	251
Halliburton Co.	5,250	95
Marathon Oil Corp.	4,600	126
Total SA SP ADR	900	50

		958

Financials (12.6%)
Berkshire Hathaway, Inc., Cl B*	45	145
Goldman Sachs Group, Inc. (The)	750	63
Invesco Ltd.	5,340	77
JPMorgan Chase & Co.	3,550	112
Marshall & Ilsley Corp.	5,388	74
MetLife, Inc.	3,333	116
State Street Corp.	1,700	67
Travelers Cos., Inc. (The)	3,150	142
Wells Fargo & Co.	3,200	94

		890

Health Care (13.2%)
Bristol-Myers Squibb Co.	4,700	109
C.R. Bard, Inc.	450	38
Covidien Ltd.	1,600	58
Express Scripts, Inc.*	1,150	63
Johnson & Johnson	2,550	153
Medtronic, Inc.	3,850	121
Pfizer, Inc.	5,900	105
Schering-Plough Corp.	6,350	108
Teva Pharmaceutical Industries Ltd. ADR	2,050	87
Thermo Fisher Scientific, Inc.*	2,800	95

		937

Industrials (10.2%)
Cooper Industries Ltd., Cl A	1,200	35
Danaher Corp.	1,500	85
Eaton Corp.	1,700	85
Emerson Electric Co.	3,200	117
General Electric Co.	4,400	71
Goodrich Corp.	2,750	102
Raytheon Co.	1,000	51
Tyco International Ltd.	3,000	65
United Technologies Corp.	2,040	109

		720

Information Technology (17.8%)
Accenture Ltd., Cl A	2,850	93
Adobe Systems, Inc.*	3,358	72
Agilent Technologies, Inc.*	3,500	55
Altera Corp.	1,600	27
Cisco Systems, Inc.*	7,250	119
Google, Inc., Cl A*	350	108
Intel Corp.	7,850	115
International Business Machines Corp.	1,250	105
Microsoft Corp.	6,300	122
Nokia Corp. ADR	2,500	39
Oracle Corp.*	6,750	120
QUALCOMM, Inc.	3,150	113
Symantec Corp.*	6,750	91
Western Union Co.	5,500	79

		1,258

Materials (1.9%)
Freeport-McMoRan Copper & Gold, Inc.	1,650	40
Praxair, Inc.	1,600	95

		135

13	See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008 (Amounts in thousands, except Shares)
Large Cap Core Equity Fund—concluded

	Shares or
	Principal
	Amount ($)	Value($)

Telecommunication Services (2.8%)
AT&T, Inc.	7,050	201

Utilities (1.6%)
Edison International	3,600	115

Total Common Stocks		6,755

Exchange Traded Fund (0.9%)
Utilities Select Sector SPDR Fund	2,300	66

Total Exchange Traded Fund		66

Money Market Fund (4.0%)
RidgeWorth Institutional Cash Management Money Market Fund(a)	285,637	286

Total Money Market Fund		286

Total Investments (Cost $8,240) (b) — 100.3%		7,107
Liabilities in excess of other assets — (0.3)%		(23)

Net Assets — 100.0%		$7,084

*	Non-income producing security.

(a)	Affiliate investment.

(b)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt

See Notes to Financial Statements.	14

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008 (Amounts in thousands, except Shares)
Large Cap Growth Stock Fund

	Shares or
	Principal
	Amount ($)	Value($)

Common Stocks (97.3%)
Consumer Discretionary (7.9%)
DIRECTV Group, Inc. (The)*	13,600	312
Kohl’s Corp.*	2,550	92
Lowe’s Cos., Inc.	7,960	171
McDonald’s Corp.	6,955	433
NIKE, Inc., Cl B	3,415	174
Target Corp.	3,585	124

		1,306

Consumer Staples (17.2%)
Avon Products, Inc.	7,240	174
Colgate-Palmolive Co.	4,510	309
Costco Wholesale Corp.	4,685	246
CVS Caremark Corp.	8,710	250
General Mills, Inc.	1,240	75
Kroger Co. (The)	3,850	102
PepsiCo, Inc.	8,125	445
Philip Morris International, Inc.	12,180	530
Procter & Gamble Co. (The)	1,340	83
TJX Cos., Inc. (The)	8,085	166
Wal-Mart Stores, Inc.	7,860	441

		2,821

Energy (7.3%)
Cameron International Corp.*	7,070	145
Exxon Mobil Corp.	5,825	465
Occidental Petroleum Corp.	6,095	366
Schlumberger Ltd.	5,490	232

		1,208

Financials (4.3%)
AFLAC, Inc.	7,645	350
Bank of America Corp.	3,260	46
Bank of New York Mellon Corp.	4,750	135
Visa, Inc., Cl A	3,295	173

		704

Health Care (17.9%)
Abbott Laboratories	1,530	82
Allergan, Inc.	6,235	251
Amgen, Inc.*	3,795	219
Baxter International, Inc.	7,405	397
Becton, Dickinson & Co.	4,220	289
Covance, Inc.*	1,505	69
Express Scripts, Inc.*	5,745	316
Genentech, Inc.*	3,755	311
Gilead Sciences, Inc.*	9,495	486
Johnson & Johnson	1,520	91
Novartis AG ADR	4,530	225
Thermo Fisher Scientific, Inc.*	5,705	194

		2,930

Industrials (10.9%)
Caterpillar, Inc.	3,130	140
Emerson Electric Co.	10,020	367
First Solar, Inc.*	865	119
Honeywell International, Inc.	9,750	320
Raytheon Co.	6,515	333
Union Pacific Corp.	5,280	252
Waste Management, Inc.	7,655	254

		1,785

Information Technology (27.6%)
Adobe Systems, Inc.*	9,285	198
Analog Devices, Inc.	5,365	102
Apple, Inc.*	4,260	363
Baidu.com, Inc. ADR*	490	64
Cisco Systems, Inc.*	17,160	280
Google, Inc., Cl A*	1,511	465
Hewlett-Packard Co.	6,924	251
Intel Corp.	26,475	388
International Business Machines Corp.	7,660	645
Juniper Networks, Inc.*	6,340	111
McAfee, Inc.*	5,750	199
Microsoft Corp.	27,600	536
Oracle Corp.*	27,305	484
QUALCOMM, Inc.	12,275	440

		4,526

Materials (3.3%)
Monsanto Co.	4,025	283
Praxair, Inc.	4,385	261

		544

Oil & Gas (0.9%)
Transocean Ltd.*	3,119	147

Total Common Stocks		15,971

Money Market Fund (2.9%)
RidgeWorth Institutional Cash Management Money Market Fund (a)	482,067	482

Total Money Market Fund		482

Total Investments (Cost $18,500) (b) — 100.2%		16,453
Liabilities in excess of other assets — (0.2)%		(41)

Net Assets — 100.0%		$16,412

15	See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008 (Amounts in thousands, except Shares)
Large Cap Growth Stock Fund—concluded

*	Non-income producing security.

(a)	Affiliate investment.

(b)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt

See Notes to Financial Statements.	16

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008 (Amounts in thousands, except Shares)
Large Cap Value Equity Fund

	Shares or
	Principal
	Amount ($)	Value($)

Common Stocks (96.1%)
Consumer Discretionary (9.7%)
Autoliv, Inc.	4,600	99
Home Depot, Inc. (The)	19,800	456
J.C. Penney Co., Inc.	15,050	297
Mattel, Inc.	19,450	311
News Corp., Cl A	18,150	165
Time Warner, Inc.	25,238	254

		1,582

Consumer Staples (11.7%)
Campbell Soup Co.	5,700	171
Colgate-Palmolive Co.	3,650	250
ConAgra Foods, Inc.	24,300	401
CVS Caremark Corp.	5,550	159
PepsiCo, Inc.	6,150	337
Procter & Gamble Co. (The)	3,800	235
Sara Lee Corp.	36,450	357

		1,910

Energy (13.1%)
Chevron Corp.	3,800	281
ConocoPhillips	5,601	290
Exxon Mobil Corp.	6,200	495
Marathon Oil Corp.	12,150	332
Talisman Energy, Inc.	32,594	326
Tidewater, Inc.	3,068	124
XTO Energy, Inc.	8,600	303

		2,151

Financials (14.3%)
Bank of America Corp.	28,600	403
Franklin Resources, Inc.	8,900	567
JPMorgan Chase & Co.	16,145	509
Travelers Cos., Inc. (The)	9,900	447
Wells Fargo & Co.	14,100	416

		2,342

Health Care (11.9%)
Beckman Coulter, Inc.	3,200	141
Bristol-Myers Squibb Co.	11,150	259
Cardinal Health, Inc.	4,942	170
Johnson & Johnson	7,650	458
Merck & Co., Inc.	14,600	444
Pfizer, Inc.	11,100	197
Quest Diagnostics, Inc.	2,100	109
Wyeth	4,600	172

		1,950

Industrials (11.4%)
3M Co.	2,650	153
Cummins, Inc.	4,950	132
Emerson Electric Co.	10,054	368
General Electric Co.	14,207	230
Rockwell Automation, Inc.	6,400	206
SPX Corp.	3,850	156
United Parcel Service, Inc., Cl B	4,550	251
United Technologies Corp.	6,800	365

		1,861

Information Technology (7.6%)
Harris Corp.	7,547	287
Intel Corp.	13,700	201
Intersil Corp., Cl A	10,100	93
Microsoft Corp.	10,200	198
Nokia Corp. ADR	6,200	97
Seagate Technology	11,300	50
Texas Instruments, Inc.	13,250	206
Tyco Electronics Ltd.	7,250	117

		1,249

Materials (5.8%)
Air Products & Chemicals, Inc.	3,550	178
E.I. du Pont de Nemours & Co.	6,400	162
Ecolab, Inc.	4,750	167
PPG Industries, Inc.	7,500	318
Sonoco Products Co.	5,705	132

		957

Telecommunication Services (5.8%)
AT&T, Inc.	16,100	459
Verizon Communications, Inc.	14,190	481

		940

Utilities (4.8%)
Edison International	4,650	149
Entergy Corp.	1,650	137
Public Service Enterprise Group, Inc.	7,600	222
Questar Corp.	8,369	274

		782

Total Common Stocks		15,724

17	See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008 (Amounts in thousands, except Shares)
Large Cap Value Equity Fund—concluded

	Shares or
	Principal
	Amount ($)	Value($)

Money Market Fund (4.1%)
RidgeWorth Institutional Cash Management Money Market Fund (a)	674,283	674

Total Money Market Fund		674

Total Investments (Cost $19,173) (b) — 100.2%		16,398
Liabilities in excess of other assets — (0.2)%		(30)

Net Assets — 100.0%		$16,368

(a)	Affiliate investment.

(b)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt

See Notes to Financial Statements.	18

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008 (Amounts in thousands, except Shares)
Mid-Cap Core Equity Fund

	Shares or
	Principal
	Amount ($)	Value($)

Common Stocks (97.0%)
Consumer Discretionary (14.6%)
Advance Auto Parts, Inc.	1,968	66
American Eagle Outfitters, Inc.	4,689	44
BorgWarner, Inc.	1,716	38
Burger King Holdings, Inc.	2,985	71
Darden Restaurants, Inc.	1,915	54
Hanesbrands, Inc.*	2,500	32
Jack in the Box, Inc.*	3,130	69
Mattel, Inc.	3,717	60
McGraw-Hill Cos., Inc. (The)	1,651	38
Mohawk Industries, Inc.*	1,240	53
Nordstrom, Inc.	2,574	34
Omnicom Group, Inc.	1,425	39
Scripps Networks Interactive, Inc., Cl A	1,650	36
Whirlpool Corp.	515	21

		655

Consumer Staples (7.2%)
Cadbury PLC SP ADR	1,035	37
Church & Dwight Co., Inc.	1,085	61
Clorox Co. (The)	1,030	57
Dr Pepper Snapple Group, Inc.*	3,255	53
J. M. Smucker Co. (The)	1,340	58
Lorillard, Inc.	350	20
Pepsi Bottling Group, Inc. (The)	1,641	37

		323

Energy (7.3%)
Anadarko Petroleum Corp.	1,004	39
Arch Coal, Inc.	1,095	18
Cameron International Corp.*	1,952	40
Cimarex Energy Co.	1,250	33
Core Laboratories NV	528	32
Diamond Offshore Drilling, Inc.	635	37
Murphy Oil Corp.	725	32
Noble Energy, Inc.	1,075	53
Spectra Energy Corp.	2,815	44

		328

Financials (14.9%)
Ameriprise Financial, Inc.	950	22
Arch Capital Group Ltd.*	920	64
Discover Financial Services	4,945	47
Entertainment Properties Trust REIT	830	25
Equity Residential REIT	600	18
Hartford Financial Services Group, Inc. (The)	645	11
HCP, Inc. REIT	395	11
Hudson City Bancorp, Inc.	1,870	30
Invesco Ltd.	3,465	50
Janus Capital Group, Inc.	3,305	27
Jones Lang LaSalle, Inc.	900	25
M&T Bank Corp.	804	46
Markel Corp.*	35	10
Marshall & Ilsley Corp.	3,520	48
Northern Trust Corp.	750	39
Progressive Corp. (The)	1,965	29
Public Storage REIT	225	18
Raymond James Financial, Inc.	2,465	42
SL Green Realty Corp.	730	19
StanCorp Financial Group, Inc.	1,265	53
T. Rowe Price Group, Inc.	680	24
Weingarten Realty Investors REIT	535	11

		669

Health Care (10.1%)
Becton, Dickinson & Co.	735	50
C.R. Bard, Inc.	305	26
Celgene Corp.*	550	30
Cephalon, Inc.*	805	62
Endo Pharmaceuticals Holdings, Inc.*	2,388	62
Express Scripts, Inc.*	1,070	59
Laboratory Corp. of America Holdings*	990	64
Thermo Fisher Scientific, Inc.*	1,440	49
Universal Health Services, Inc., Cl B	1,308	49

		451

Industrials (13.0%)
Cooper Industries Ltd., Cl A	530	15
Copart, Inc.*	1,905	52
Covanta Holding Corp.*	2,767	61
CSX Corp.	947	31
Curtiss-Wright Corp.	1,705	57
Dover Corp.	1,620	53
Eaton Corp.	1,290	64
Goodrich Corp.	1,509	56
L-3 Communications Holdings, Inc.	717	53
PACCAR, Inc.	1,177	34
Rockwell Automation, Inc.	1,985	64
Toro Co. (The)	1,309	43

		583

19	See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008 (Amounts in thousands, except Shares)
Mid-Cap Core Equity Fund—concluded

	Shares or
	Principal
	Amount ($)	Value($)

Information Technology (15.5%)
Adobe Systems, Inc.*	1,907	41
Agilent Technologies, Inc.*	2,530	39
Altera Corp.	1,270	21
Amdocs Ltd.*	2,315	42
Analog Devices, Inc.	1,680	32
BMC Software, Inc.*	2,460	66
Harris Corp.	1,755	66
Juniper Networks, Inc.*	3,469	61
NCR Corp.*	3,676	52
Polycom, Inc.*	2,575	35
Sybase, Inc.*	2,588	64
Symantec Corp.*	3,375	46
Teradata Corp.*	3,151	47
Western Union Co.	2,345	34
Xilinx, Inc.	2,600	46

		692

Materials (5.0%)
Air Products & Chemicals, Inc.	920	46
Albemarle Corp.	2,254	50
FMC Corp.	1,060	48
Packaging Corp. of America	2,898	39
Steel Dynamics, Inc.	3,561	40

		223

Telecommunication Services (2.1%)
NTELOS Holdings Corp.	2,199	54
Telephone & Data Systems, Inc.	1,190	38

		92

Utilities (7.3%)
Edison International	1,649	53
MDU Resources Group, Inc.	2,880	62
OGE Energy Corp.	2,155	55
ONEOK, Inc.	1,525	44
Pepco Holdings, Inc.	2,575	46
PG&E Corp.	1,650	64

		324

Total Common Stocks		4,340

Exchange Traded Funds (1.6%)
SPDR KBW Regional Banking ETF	1,140	33
iShares Dow Jones U.S. Real Estate Index Fund	1,030	39

Total Exchange Traded Funds		72

Money Market Fund (2.6%)
RidgeWorth Institutional Cash Management Money Market Fund(a)	115,680	116

Total Money Market Fund		116

Total Investments (Cost $5,818) (b) — 101.2%		4,528
Liabilities in excess of other assets — (1.2)%		(53)

Net Assets — 100.0%		$4,475

*	Non-income producing security.

(a)	Affiliate investment.

(b)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See Notes to Financial Statements.	20

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008 (Amounts in thousands, except Shares)
Small Cap Value Equity Fund

	Shares or
	Principal
	Amount ($)	Value($)

Common Stocks (98.6%)
Consumer Discretionary (25.3%)
ABM Industries, Inc.	11,981	228
Advance Auto Parts, Inc.	4,100	138
American Greetings Corp., Cl A	6,000	45
Autoliv, Inc.	9,300	200
Bassett Furniture Industries, Inc.	7,031	24
bebe Stores, Inc.	17,487	131
Brown Shoe Co., Inc.	8,477	72
CKE Restaurants, Inc.	24,574	213
Group 1 Automotive, Inc.	6,700	72
Interface, Inc., Cl A	55,729	259
Jackson Hewitt Tax Service, Inc.	1,511	24
Meredith Corp.	5,200	87
Movado Group, Inc.	4,727	44
Penske Automotive Group, Inc.	7,400	57
Pep Boys-Manny, Moe & Jack (The)	4,900	20
Ritchie Bros. Auctioneers, Inc.	10,811	232
Signet Jewelers Ltd.	1,938	17
Sotheby’s, Cl A	12,800	114
Stage Stores, Inc.	6,168	51
Thor Industries, Inc.	3,350	44
Washington Post Co. (The), Cl B	379	148
Wendy’s/Arby’s Group, Inc., Cl A	45,427	224

		2,444

Consumer Staples (2.6%)
Guess?, Inc.	9,752	150
PriceSmart, Inc.	2,200	46
Regis Corp.	3,600	52

		248

Diversified Operations (0.8%)
Brink’s Co. (The)	2,850	77

Energy (5.2%)
CARBO Ceramics, Inc.	4,850	172
Core Laboratories NV	2,000	120
Holly Corp.	5,900	107
Tidewater, Inc.	2,650	107

		506

Financials (13.2%)
Banco Latinoamericano de Exportaciones SA, Ser E	1,900	27
Bank of Hawaii Corp.	1,200	54
City National Corp.	1,050	51
Evercore Partners, Inc., Cl A	7,050	88
Glacier Bancorp, Inc.	4,643	88
HCC Insurance Holdings, Inc.	14,850	397
IPC Holdings Ltd.	3,400	102
Raymond James Financial, Inc.	9,930	170
SWS Group, Inc.	2,871	55
Washington Real Estate Investment Trust	4,950	140
Wesco Financial Corp.	357	103

		1,275

Health Care (15.7%)
Beckman Coulter, Inc.	1,000	44
Cooper Cos., Inc. (The)	16,761	275
Ensign Group, Inc.	4,400	74
Mentor Corp.	14,050	434
Meridian Bioscience, Inc.	2,200	56
Pharmaceutical Product Development, Inc.	3,200	93
STERIS Corp.	8,982	214
Techne Corp.	400	26
Teleflex, Inc.	5,950	298

		1,514

Industrials (18.3%)
CAE, Inc.	4,700	31
Cubic Corp.	6,800	185
Donaldson Co., Inc.	4,500	151
Dynamic Materials Corp.	2,300	44
Forward Air Corp.	400	10
Grupo Aeroportuario del Centro Norte SAB de CV ADR	1,800	20
Grupo Aeroportuario del Pacifico SA de CV ADR	14,592	336
Heartland Express, Inc.	5,216	82
Herman Miller, Inc.	8,750	114
Kaiser Aluminum Corp.	2,500	56
KBR, Inc.	7,500	114
KMG Chemicals, Inc.	1,862	9
LSI Industries, Inc.	2,300	16
Manpower, Inc.	2,900	98
Multi-Color Corp.	4,944	78
Pall Corp.	1,000	29
Tomkins PLC ADR	10,281	75
UTI Worldwide, Inc.	8,600	123
Wabtec Corp.	1,800	72
Watson Wyatt Worldwide, Inc., Cl A	2,700	129

		1,772

21	See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008 (Amounts in thousands, except Shares)
Small Cap Value Equity Fund—concluded

	Shares or
	Principal
	Amount ($)	Value($)

Information Technology (6.0%)
Analogic Corp.	2,393	65
Black Box Corp.	1,850	48
Cohu, Inc.	6,333	77
Fair Isaac Corp.	16,903	285
Keithley Instruments, Inc.	6,750	25
Nam Tai Electronics, Inc.	14,462	80

		580

Materials (10.2%)
Aceto Corp.	6,950	69
Airgas, Inc.	2,400	94
Bemis Co., Inc.	5,600	133
CF Industries Holdings, Inc.	1,200	59
Cliffs Natural Resources, Inc.	1,200	31
Harry Winston Diamond Corp.	9,050	41
International Flavors & Fragrances, Inc.	3,100	92
Nalco Holding Co.	15,100	174
Packaging Corp. of America	8,300	112
Valspar Corp. (The)	10,152	184

		989

Media (0.3%)
PRIMEDIA, Inc.	11,637	25

Telecommunication Services (1.0%)
Alaska Communications Systems Group, Inc.	10,400	98

Total Common Stocks		9,528

Money Market Fund (1.8%)
RidgeWorth Institutional Cash Management Money Market Fund (a)	175,037	175

Total Money Market Fund		175

Total Investments (Cost $13,037) (b) — 100.4%		9,703
Liabilities in excess of other assets — (0.4)%		(38)

Net Assets — 100.0%		$9,665

(a)	Affiliate investment.

(b)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt

See Notes to Financial Statements.	22

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH VARIABLE TRUST December 31, 2008 (Amounts in thousands)

	Large Cap	Large Cap	Large Cap		Small Cap
	Core Equity	Growth Stock	Value Equity	Mid-Cap Core	Value Equity
	Fund	Fund	Fund	Equity Fund	Fund
Assets:
Total Investments, at Cost	$8,240	$18,500	$19,173	$5,818	$13,037

Investments, at Value	$6,821	$15,971	$15,724	$4,412	$9,528
Investments in Affiliates, at Value	286	482	674	116	175

Total Investments	7,107	16,453	16,398	4,528	9,703

Dividends Receivable	13	28	31	9	22
Receivable for Investment Securities Sold	—	—	—	36	42
Prepaid Expenses	1	1	3	1	2

Total Assets	7,121	16,482	16,432	4,574	9,769

Liabilities:
Payable for Investment Securities Purchased	5	—	—	76	46
Payable for Capital Shares Redeemed	3	5	2	—	13
Investment Advisory Fees Payable	2	8	5	2	5
Administration, Fund Accounting and Transfer Agency Fees Payable	1	1	1	1	1
Custodian Fees Payable	1	1	2	2	2
Trustee Fees Payable	—	1	1	—	—
Other Fees Payable	25	54	53	18	37

Total Liabilities	37	70	64	99	104

Net Assets	$7,084	$16,412	$16,368	$4,475	$9,665

Net Assets Consist of:
Capital	$10,274	$21,370	$23,787	$6,580	$15,232
Accumulated Net Investment Income	45	152	109	44	73
Accumulated Net Realized Loss from Investment Transactions	(2,102)	(3,063)	(4,753)	(859)	(2,306)
Net Unrealized Depreciation on Investments	(1,133)	(2,047)	(2,775)	(1,290)	(3,334)

Net Assets	$7,084	$16,412	$16,368	$4,475	$9,665

Shares Outstanding (unlimited number of shares authorized, no par value)	1,052	1,810	1,529	708	1,737
Net Asset Value, Offering, and Redemption Price Per Share(a)	$6.73	$9.06	$10.70	$6.32	$5.56

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

23	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH VARIABLE TRUST For the Year Ended December 31, 2008 (Amounts in thousands)

	Large Cap	Large Cap	Large Cap		Small Cap
	Core Equity	Growth Stock	Value Equity	Mid-Cap Core	Value Equity
	Fund	Fund	Fund	Equity Fund	Fund
Investment Income:
Dividend Income	$207	$304	$680	$128	$368
Dividend Income from Affiliated Investment Companies	7	13	40	2	13
Net Income from Securities Lending	2	10	14	4	36

Total Investment Income	216	327	734	134	417

Expenses:
Investment Advisory Fees	88	247	188	74	167
Administration, Fund Accounting and Transfer Agency Fees	4	8	8	4	6
Compliance Services Fees	—	1	—	—	—
Custodian Fees	5	6	10	7	13
Printing Fees	20	35	31	15	26
Professional Fees	14	32	32	9	19
Trustee Fees	—	1	1	—	1
Other Fees	3	4	4	2	2

Total Expenses	134	334	274	111	234
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(27)	(72)	(44)	(27)	(56)
Less: Administration Fees Waived	(3)	(6)	(6)	(2)	(3)

Net Expenses	104	256	224	82	175

Net Investment Income	112	71	510	52	242

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss from Investment Transactions	(1,822)	(3,055)	(4,708)	(816)	(2,245)
Net Change in Unrealized Apppreciation/Depreciation on Investments	(2,884)	(9,497)	(4,670)	(2,734)	(3,173)

Net Realized and Unrealized Gain (Loss) on Investments	(4,706)	(12,552)	(9,378)	(3,550)	(5,418)

Change in Net Assets from Operations	$(4,594)	$(12,481)	$(8,868)	$(3,498)	$(5,176)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.	24

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH VARIABLE TRUST For the Periods Indicated (Amounts in thousands)

	Large Cap Core Equity Fund		Large Cap Growth Stock Fund		Large Cap Value Equity Fund
	01/01/08 -	01/01/07 -	01/01/08 -	01/01/07 -	01/01/08 -	01/01/07 -
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07
Operations:
Net Investment Income	$112	$170	$71	$137	$510	$552
Net Realized Gain (Loss) from Investment Transactions	(1,822)	917	(3,055)	3,971	(4,708)	4,962
Net Change in Unrealized Appreciation/Depreciation on Investments	(2,884)	(864)	(9,497)	1,115	(4,670)	(3,939)

Change in Net Assets from Operations	(4,594)	223	(12,481)	5,223	(8,868)	1,575

Dividends and Distributions to Shareholders:
Net Investment Income	(105)	(176)	(65)	(150)	(500)	(528)
Net Realized Gains	(1,140)	(882)	(3,935)	(2,051)	(2,264)	—

Total Dividends and Distributions	(1,245)	(1,058)	(4,000)	(2,201)	(2,764)	(528)

Capital Transactions:
Proceeds from Shares Issued	915	2,831	1,310	1,686	2,027	3,335
Dividends Reinvested	1,245	1,058	4,000	2,201	2,764	528
Cost of Shares Redeemed	(2,521)	(4,351)	(7,541)	(11,856)	(6,275)	(13,120)

Change in Net Assets from Capital Transactions	(361)	(462)	(2,231)	(7,969)	(1,484)	(9,257)

Change in Net Assets	(6,200)	(1,297)	(18,712)	(4,947)	(13,116)	(8,210)

Net Assets:
Beginning of Period	13,284	14,581	35,124	40,071	29,484	37,694

End of Period	$7,084	$13,284	$16,412	$35,124	$16,368	$29,484

Accumulated Net Investment Income, End of Period	$45	$38	$152	$146	$109	$99

Share Transactions:
Issued	98	210	103	97	128	180
Reinvested	133	83	314	130	191	29
Redeemed	(257)	(321)	(529)	(675)	(429)	(706)

Change in Shares	(26)	(28)	(112)	(448)	(110)	(497)

Amounts designated as “—” are $0 or have been rounded to $0.

25	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH VARIABLE TRUST For the Periods Indicated (Amounts in thousands)

	Mid-Cap Core Equity Fund		Small Cap Value Equity Fund
	01/01/08 -	01/01/07 -	01/01/08 -	01/01/07 -
	12/31/08	12/31/07	12/31/08	12/31/07
Operations:
Net Investment Income	$52	$40	$242	$195
Net Realized Gain (Loss) from Investment Transactions	(816)	883	(2,245)	4,869
Net Change in Unrealized Appreciation/ Depreciation on Investments	(2,734)	(186)	(3,173)	(4,311)

Change in Net Assets from Operations	(3,498)	737	(5,176)	753

Dividends and Distributions to Shareholders:
Net Investment Income	(49)	(26)	(240)	(182)
Tax Return of Capital	—	—	(311)	—
Net Realized Gains	(873)	(1,683)	(4,894)	(4,458)

Total Dividends and Distributions	(922)	(1,709)	(5,445)	(4,640)

Capital Transactions:
Proceeds from Shares Issued	227	468	1,672	4,805
Dividends Reinvested	922	1,709	5,445	4,640
Cost of Shares Redeemed	(2,151)	(4,334)	(5,526)	(8,865)

Change in Net Assets from Capital Transactions	(1,002)	(2,157)	1,591	580

Change in Net Assets	(5,422)	(3,129)	(9,030)	(3,307)

Net Assets:
Beginning of Period	9,897	13,026	18,695	22,002

End of Period	$4,475	$9,897	$9,665	$18,695

Accumulated Net Investment Income, End of Period	$44	$43	$73	$120

Share Transactions:
Issued	23	33	200	289
Reinvested	98	140	664	343
Redeemed	(226)	(307)	(591)	(529)

Change in Shares	(105)	(134)	273	103

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.	26

FINANCIAL HIGHLIGHTS
RIDGEWORTH VARIABLE TRUST Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

			Net Realized
			and
			Unrealized		Dividends
	Net Asset Value,	Net	Gains		from Net	Distributions		Total	Net Asset
	Beginning of	Investment	(Losses) on	Total From	Investment	from Realized		Dividends and	Value, End of
	Period	Income	Investments	Operations	Income	Capital Gains		Distributions	Period
Large Cap Core Equity Fund
Year Ended December 31, 2008	$12.32	$0.10	$(4.42)	$(4.32)	$(0.10)	$(1.17)		$(1.27)	$6.73
Year Ended December 31, 2007	13.18	0.15	(0.01)	0.14	(0.16)	(0.84)		(1.00)	12.32
Year Ended December 31, 2006	12.37	0.17	1.73	1.90	(0.16)	(0.93)		(1.09)	13.18
Year Ended December 31, 2005	11.45	0.11	0.92	1.03	(0.11)	—		(0.11)	12.37
Year Ended December 31, 2004	10.10	0.09 (a)	1.35	1.44	(0.09)	—		(0.09)	11.45

Large Cap Growth Stock Fund
Year Ended December 31, 2008	18.27	0.04	(6.76)	(6.72)	(0.04)	(2.45)		(2.49)	9.06
Year Ended December 31, 2007	16.91	0.08	2.41	2.49	(0.07)	(1.06)		(1.13)	18.27
Year Ended December 31, 2006	16.25	0.05	1.64	1.69	(0.05)	(0.98)		(1.03)	16.91
Year Ended December 31, 2005	16.42	0.02	(0.17)	(0.15)	(0.02)	—		(0.02)	16.25
Year Ended December 31, 2004	15.41	0.03	1.01	1.04	(0.03)	—		(0.03)	16.42

Large Cap Value Equity Fund
Year Ended December 31, 2008	17.99	0.33	(5.78)	(5.45)	(0.32)	(1.52)		(1.84)	10.70
Year Ended December 31, 2007	17.65	0.31	0.32	0.63	(0.29)	—		(0.29)	17.99
Year Ended December 31, 2006	14.62	0.24	3.02	3.26	(0.23)	—		(0.23)	17.65
Year Ended December 31, 2005	14.32	0.23	0.30	0.53	(0.23)	—		(0.23)	14.62
Year Ended December 31, 2004	12.60	0.19	1.72	1.91	(0.19)	—		(0.19)	14.32

Mid-Cap Core Equity Fund
Year Ended December 31, 2008	12.17	0.09	(4.61)	(4.52)	(0.07)	(1.26)		(1.33)	6.32
Year Ended December 31, 2007	13.75	0.06	0.66	0.72	(0.03)	(2.27)		(2.30)	12.17
Year Ended December 31, 2006	13.51	0.04	1.32	1.36	(0.05)	(1.07)		(1.12)	13.75
Year Ended December 31, 2005	11.87	0.07	1.63	1.70	(0.06)	—		(0.06)	13.51
Year Ended December 31, 2004	10.23	0.08	1.63	1.71	(0.07)	—		(0.07)	11.87

Small Cap Value Equity Fund
Year Ended December 31, 2008	12.77	0.16	(3.05)	(2.89)	(0.16)	(4.16	) (b)	(4.32) (b)	5.56
Year Ended December 31, 2007	16.16	0.15	0.46	0.61	(0.14)	(3.86)		(4.00)	12.77
Year Ended December 31, 2006	18.24	0.09	2.52	2.61	(0.08)	(4.61)		(4.69)	16.16
Year Ended December 31, 2005	18.33	0.08	2.00	2.08	(0.08)	(2.09)		(2.17)	18.24
Year Ended December 31, 2004	14.80	0.05 (a)	3.52	3.57	(0.04)	—		(0.04)	18.33

(a)	Per share data calculated using average shares outstanding method.

(b)	Includes return of capital of $0.25.

27	See Notes to Financial Statements.

				Ratio of Expenses to Average
	Net Assets, End of	Ratio of Net Expenses to	Ratio of Net Investment Income	Net Assets (Excluding Waivers,	Portfolio Turnover
Total Return	Period (000)	Average Net Assets	to Average Net Assets	Reimbursements, and Expense Offset)	Rate
(37.90)%	$7,084	1.00%	1.09%	1.30%	60%
0.79	13,284	1.00	1.13	1.19	68
16.19	14,581	1.00	1.29	1.23	47
9.03	12,152	1.06	0.97	1.11	47
14.30	11,444	1.18	0.87	1.53	44

(40.68)	16,412	1.01	0.28	1.32	72
15.28	35,124	1.08	0.37	1.26	91
10.83	40,071	1.12	0.28	1.28	82
(0.90)	46,307	1.13	0.14	1.22	80
6.75	54,862	1.15	0.19	1.43	79

(32.79)	16,368	0.95	2.18	1.17	120
3.56	29,484	0.95	1.61	1.06	93
22.46	37,694	0.95	1.46	1.12	91
3.75	38,028	0.93	1.58	0.95	100
15.29	47,013	0.95	1.43	1.11	85

(40.65)	4,475	1.10	0.73	1.50	45
5.18	9,897	1.12	0.34	1.39	44
10.72	13,026	1.15	0.34	1.46	181
14.32	15,036	1.15	0.50	1.36	115
16.82	16,382	1.15	0.71	1.65	79

(33.14)	9,665	1.20	1.73	1.61	93
2.55	18,695	1.20	0.93	1.51	65
16.10	22,002	1.20	0.46	1.44	74
11.90	20,270	1.20	0.47	1.34	57
24.19	25,960	1.20	0.33	1.57	52

See Notes to Financial Statements.	28

NOTES TO FINANCIAL STATEMENTS
RIDGEWORTH VARIABLE TRUST December 31, 2008
1. Organization
The RidgeWorth Variable Trust (formerly, the STI Classic Variable Trust) (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company offering five funds as of December 31, 2008. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Large Cap Core Equity Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, and Small Cap Value Equity Fund (each a “Fund” and collectively the “Funds”). Shareholders have no preemptive rights. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Sales of shares of the Funds may only be made to separate accounts of various life insurance companies and certain qualified benefit plans. Each Fund’s prospectus provides a description of that Fund’s investment objectives, policies and strategies.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent shall seek to obtain a bid price from at least one independent broker. Investments in other investment companies are valued at their respective net asset values.
Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board of Trustees of the Trust (the “Board”). The Funds’ Pricing and Valuation Procedures will be performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate a security be valued using Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.
Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.
One key component of SFAS No. 157 is the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:
•	Level 1 — quoted prices in active markets for identical assets.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH VARIABLE TRUST December 31, 2008
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2008 (in thousands):

			LEVEL 2 - Other Significant		LEVEL 3 - Significant
	LEVEL 1 - Quoted Prices		Observable Inputs		Unobservable Inputs		Total
	Investments	Other	Investments	Other	Investments	Other	Investments	Other
	in	Financial	in	Financial	in	Financial	in	Financial
Fund Name	Securities ($)	Investments ($)*	Securities ($)	Investments ($)*	Securities ($)	Investments ($)*	Securities ($)	Investments ($)*
Large Cap Core
Equity Fund	7,107	—	—	—	—	—	7,107	—
Large Cap Growth
Stock Fund	16,453	—	—	—	—	—	16,453	—
Large Cap Value
Equity Fund	16,398	—	—	—	—	—	16,398	—
Mid-Cap Core
Equity Fund	4,528	—	—	—	—	—	4,528	—
Small Cap Value
Equity Fund	9,703	—	—	—	—	—	9,703	—

*	Other financial instruments are derivative instruments not reflected in the Schedules of Portfolio Investments, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation / (depreciation) on the investment.
Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date.
Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned and maintained in an amount equal to at least 102% thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.
A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral. Cash collateral received in connection with securities lending is invested in the Credit Suisse Enhanced Liquidity Fund (the “Portfolio”). This investment may consist of money market mutual funds registered under the 1940 Act and money market instruments including commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. Agency Obligations. As of December 31, 2008, the Funds did not have any securities out on loan.
The Funds paid securities lending fees for the year ended December 31, 2008, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below:

Fees($)
Large Cap Core Equity Fund	297
Large Cap Growth Stock Fund	1,679
Large Cap Value Equity Fund	2,399
Mid-Cap Core Equity Fund	764
Small Cap Value Equity Fund	6,299

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH VARIABLE TRUST December 31, 2008
Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly-owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day.
Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Expenses attributable to the Trust and the RidgeWorth Funds (collectively, the “RidgeWorth Complex”) are allocated across the RidgeWorth Complex based upon relative net assets or another appropriate basis. As of December 31, 2008, the Trust represented 0.15% of net assets of the RidgeWorth Complex.
Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter by the Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.
Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.
Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and any interim tax period since then, as applicable). FIN 48 did not impact the Trust’s net assets or results of operations during the year ended December 31, 2008.
The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
3. Agreements and Other Transactions with Affiliates
Investment Advisory Agreement — The Trust and RidgeWorth Capital Management, Inc. (formerly Trusco Capital Management, Inc.) (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an advisory agreement. The subadvisers for the Funds are as follows: Ceredex Value Advisors LLC serves as the Subadviser for the Large Cap Value Equity Fund and Small Cap Value Equity Fund. IronOak Advisors LLC serves as the Subadviser for the Large Cap Core Equity Fund and Mid-Cap Core Equity Fund. Silvant Capital Management LLC serves as the Subadviser for the Large Cap Growth Stock Fund. The Subadvisers are wholly-owned subsidiaries of the Investment Adviser.
Under the terms of the agreement, the Funds are charged annual advisory fees which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Aggregate advisory fee rates for the period ended December 31, 2008 were as follows:

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH VARIABLE TRUST December 31, 2008

	Maximum and	Advisory Fees
	Overall Annual	Waived or	Net Annual
	Advisory Fee(%)	Reimbursed(%)	Fees Paid(%)*
Large Cap Core Equity Fund	0.85	(0.27)	0.58
Large Cap Growth Stock Fund	0.97	(0.28)	0.69
Large Cap Value Equity Fund	0.80	(0.19)	0.61
Mid-Cap Core Equity Fund	1.00	(0.37)	0.63
Small Cap Value Equity Fund	1.15	(0.38)	0.77

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable subadviser a portion of the fees to serve as each Fund’s Subadviser.
The Investment Adviser and the applicable subadviser have contractually agreed, until at least May 1, 2009, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Operating Expenses, expressed as a percentage of average daily net assets, as noted below:

	Total Operating Expenses(%)	Total Operating Expenses(%)
	1/1/08 - 4/30/08	5/1/08 - 12/31/08
Large Cap Core Equity Fund	1.00	1.00
Large Cap Growth Stock Fund	1.05	1.00
Large Cap Value Equity Fund	0.95	0.95
Mid-Cap Core Equity Fund	1.10	1.10
Small Cap Value Equity Fund	1.20	1.20
Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Operating Expenses identified above and the actual total expense to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the limits on Total Operating Expenses in place at that time. During the period ended December 31, 2008, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of December 31, 2008, the cumulative potential reimbursement based on reimbursements within three years from the date of the corresponding Expense Limitation Agreement (until May 1, 2011), as reduced by amounts forfeited during the period, are as follows (in thousands):

Amount($)
Large Cap Core Equity Fund	82
Large Cap Growth Stock Fund	200
Large Cap Value Equity Fund	143
Mid-Cap Core Equity Fund	103
Small Cap Value Equity Fund	172
Administration, Fund Accounting and Transfer Agency Agreement — The RidgeWorth Complex has entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (the “Administrator”), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly (expressed as a percentage of the combined average daily net assets of the RidgeWorth Complex) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion, plus an additional class fee of $2,930 per class annually, applicable to each additional class of shares over 145 classes of shares.
The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the RidgeWorth Complex, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 toward the premium for Fidelity Bond coverage. The Administrator has also separately agreed to provide, for the benefit of shareholders, (i) annual fee waivers and certain administrative services at an annual value of at least $950,000, and (ii) additional fee waivers expected to be approximately $200,000 to $300,000 annually of its administrative fees annually for the remaining term of the Master Services Agreement. Such payments and fee waivers will not be recouped by the Administrator in subsequent years.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH VARIABLE TRUST December 31, 2008
Distribution Agreement — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives $3,500 per Fund per annum for its services. Prior to August 20, 2008, Foreside Distribution Services L.P. (“Foreside”) was the distributor for the Funds under a distribution services agreement between Foreside and the Investment Adviser. Foreside received $37,500 annually for its services.
Custodian Agreements — SunTrust Bank acts as Custodian for the Funds. The Funds pay custody fees on the basis of their respective net assets and transaction costs.
Other — Certain officers of the RidgeWorth Complex are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer fee and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. As of December 31, 2008, the retainer and meeting fees are as follows:

	Chairman($)	Trustee($)
Annual Retainer	93,750	75,000
Regular Meeting Fee	7,750	6,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000
Prior to November 20, 2008, the retainer and meeting fees were as follows:

	Chairman($)	Trustee($)
Annual Retainer	75,000	60,000
Regular Meeting Fee	8,750	7,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000
The Trust approved a deferred compensation plan for its trustees, effective January 1, 2007. Under the plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of I Shares of one or more series of the RidgeWorth Funds as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement. On May 20, 2008, the Board approved the termination of the deferred compensation plan.
The Investment Adviser provides services to the RidgeWorth Complex to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $775,000 for these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the RidgeWorth Complex, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated based on average daily net assets of the RidgeWorth Complex and are reflected on the Statements of Operations as “Compliance Services Fees”.
4. Investment Transactions
The cost of security purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. government securities, for the year ended December 31, 2008, were as follows (in thousands):

		Sales and
	Purchases($)	Maturities($)
Large Cap Core Equity Fund	6,082	7,128
Large Cap Growth Stock Fund	18,255	24,788
Large Cap Value Equity Fund	26,814	29,598
Mid-Cap Core Equity Fund	3,345	5,098
Small Cap Value Equity Fund	13,303	15,319

NOTES TO FINANCIAL STATEMENTS (concluded)
RIDGEWORTH VARIABLE TRUST December 31, 2008
5. Federal Tax Information
As of December 31, 2008, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds as of December 31, 2008 were as follows (in thousands):

		Tax		Net Tax Unrealized
		Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	(Depreciation) ($)	(Depreciation) ($)
Large Cap Core Equity Fund	8,254	510	(1,657)	(1,147)
Large Cap Growth Stock Fund	18,736	1,165	(3,448)	(2,283)
Large Cap Value Equity Fund	19,518	268	(3,388)	(3,120)
Mid-Cap Core Equity Fund	5,854	175	(1,501)	(1,326)
Small Cap Value Equity Fund	13,309	321	(3,927)	(3,606)
The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows (in thousands):

	Distributions Paid From
	Net Investment	Net Long Term	Return of	Total Distributions
	Income ($)	Capital Gains ($)	Capital ($)	Paid ($)
Large Cap Core Equity Fund	485	760	—	1,245
Large Cap Growth Stock Fund	363	3,637	—	4,000
Large Cap Value Equity Fund	618	2,146	—	2,764
Mid-Cap Core Equity Fund	420	502	—	922
Small Cap Value Equity Fund	1,872	3,262	311	5,445
The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2007 was as follows (in thousands):

	Distributions Paid From
		Net Long Term
	Net Investment	Capital Gains	Total Distributions
	Income ($)	($)	Paid ($)
Large Cap Core Equity Fund	390	668	1,058
Large Cap Growth Stock Fund	462	1,739	2,201
Large Cap Value Equity Fund	528	—	528
Mid-Cap Core Equity Fund	179	1,530	1,709
Small Cap Value Equity Fund	1,199	3,441	4,640

NOTES TO FINANCIAL STATEMENTS (concluded)
RIDGEWORTH VARIABLE TRUST December 31, 2008
As of December 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

	Undistributed			Accumulated	Unrealized	Total
		Long Term		Capital and	Appreciation/	Accumulated
	Ordinary	Capital Gains	Accumulated	Other Losses	(Depreciation)	Earnings
	Income ($)	($)	Earnings ($)	($)*	($)**	(Deficit) ($)
Large Cap Core Equity Fund	38	—	38	(2,087)	(1,147)	(3,196)
Large Cap Growth Stock Fund	116	—	116	(2,827)	(2,283)	(4,994)
Large Cap Value Equity Fund	91	—	91	(4,408)	(3,120)	(7,437)
Mid-Cap Core Equity Fund	29	—	29	(824)	(1,326)	(2,121)
Small Cap Value Equity Fund	—	—	—	(2,035)	(3,606)	(5,641)

*	As of the latest tax year end of December 31, 2008, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders.

**	The differences between book basis and tax basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of wash loss sales and the return of capital adjustments from real estate investment trusts.
Amounts designated as“—” are $0 or have been rounded to $0.

Expires
2016 ($)
Large Cap Core Equity Fund	$1,655
Large Cap Growth Stock Fund	2,112
Large Cap Value Equity Fund	3,540
Mid-Cap Equity Fund	304
Small Cap Value Equity Fund	1,290
Net capital losses incurred after October 31, and within the taxable year are deemed to arise of the first business day of the Funds’ next taxable year. The Large Cap Core Equity Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Equity Fund and Small Cap Value Equity Fund have incurred and will elect to defer $432, $715, $868, $520, $744, respectively, in thousands, in capital losses.
6. Subsequent Event
On November 20, 2008, the Board of Trustees approved the liquidation of the Trust. It is anticipated that the liquidation and termination of the Trust will be completed on or about April 27, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RIDGEWORTH VARIABLE TRUST December 31, 2008
To the Shareholders and Board of Trustees of
Ridgeworth Variable Trust:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Core Equity Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, and Small Cap Value Equity Fund (constituting Ridgeworth Variable Trust, hereafter referred to as the “Trust”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Columbus, Ohio
February 18, 2009

OTHER FEDERAL TAX INFORMATION
RIDGEWORTH VARIABLE TRUST December 31, 2008
(Unaudited)
For corporate shareholders, the following percentages of the total ordinary income distributions paid by the Funds during the fiscal year ended December 31, 2008 qualify for the corporate dividends received deduction:

Dividend Received
Deduction (%)
Large Cap Core Equity Fund	56.6
Large Cap Growth Stock Fund	92.0
Large Cap Value Equity Fund	100.0
Mid-Cap Core Equity Fund	42.1
Small Cap Value Equity Fund	23.2

TRUSTEES AND OFFICERS OF THE RIDGEWORTH VARIABLE TRUST
RIDGEWORTH VARIABLE TRUST December 31, 2008
(Unaudited)
Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.”

		Term of
Name, Business Address,	Position	Office and		Number of
State of Residence and	Held With	Length of Time	Principal Occupation(s)	Portfolios in Fund	Other Directorships
Date of Birth	Trust	Served	During the Past 5 Years	Complex Overseen	Held

INDEPENDENT TRUSTEES:

Jeffrey Biggar 3435 Stelzer Road Columbus, OH 43219 DOB 02/50	Trustee	Indefinite; since January 2007	Chief Operating Officer, Cedar Brook Financial Partners LLC (March 2008-present). Retired (2006-March 2008). Chief Executive Officer and Senior (Ohio)Managing Director, Sterling (National City Corp.) (2002-2006)	58	None

George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 12/42	Trustee	Indefinite; since January 2008	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) Federal Reserve Bank of Atlanta	58	Genuine Parts Company; Oxford Industries; John Weiland Homes and Neighborhoods, Inc.: Acuity Brands, Inc.

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	58	Total System Services, Inc.

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	58	WellPoint, Inc.; UniSource Energy Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President, Global Finance Trans- formation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	58	None

Clarence H. Ridley* 3435 Stelzer Road Columbus, OH 43219 (Georgia)	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	58	Crawford & Co.; Haverty Furniture Companies
DOB 06/42

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	58	None

*	Prior to May 12, 2008, Mr. Ridley was deemed to be an “interested person” of the Trust.

TRUSTEES AND OFFICERS OF THE RIDGEWORTH VARIABLE TRUST (concluded)
RIDGEWORTH VARIABLE TRUST December 31, 2008
(Unaudited)

Term of
Name, Address and	Position(s) Held	Office and Length
Date of Birth	with Trust	of Time Served	Principal Occupation(s) During the Past 5 Years

OFFICERS:

Julia R. Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 11/72	President and Chief Executive Officer	One year; since July 2007	Managing Director, Product Manager, RidgeWorth Capital Management, Inc. (since 2004); Relationship Manager, SEI Investments (Financial Services) (1994-2004)

Patrick A. Paparelli 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 09/61	Vice President; Chief Compliance Officer	One year; since May 2008	Managing Director, Director of Legal and Compliance (since 2001) and Chief Compliance Officer (since July 2004), RidgeWorth Investments.

Diana Hanlin 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 05/67	Vice President; Deputy Chief Compliance Officer	One year; since June 2008	Director, RidgeWorth Capital Management, Inc. (since May 2008); Employee of BB&T Asset Management, Inc. (2007-May 2008); Employee of BISYS Fund Services Ohio, Inc. (1996-2007).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer; Chief Financial Officer; Chief Accounting Officer	One year; since March 2007	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.

Cynthia J. Surprise 3435 Stelzer Road Columbus, OH 43219 DOB 07/46	Secretary and Chief Legal Officer	One year; since February 2005	Senior Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc. (since 2004); Director, Investors Bank & Trust Company (1999-2004) .

Katherine A. Reilly 3435 Stelzer Road Columbus, OH 43219 DOB 07/65	Assistant Secretary	One year; since February 2008	Vice President (since July 2007), Assistant Counsel (January 2006-July 2007), Regulatory Administration, Citi Fund Services Ohio, Inc.; Employee of CitiStreet LLC (June 2004-May 2005); Employee of Fidelity Investments (1987- 2001).

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-784-3863.

ADDITIONAL INFORMATION
RIDGEWORTH VARIABLE TRUST December 31, 2008
(Unaudited)
ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT
The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc (formerly, Trusco Capital Management, Inc.) (the “Adviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Trust’s agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers may submit to the Board, to help them decide whether to renew the agreement.
In considering the renewal of the agreement this year, the Board requested and received material from the Adviser in preparation for a special meeting of the Board held on October 16, 2008, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 20, 2008, at which it specifically considered the renewal of the agreement. Such material included, among other things, information about: (a) the quality of the Adviser’s investment management and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreement.
At both meetings, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s fees and other aspects of the agreement. The Board also considered information presented by the Adviser and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreement in light of this information.
Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the renewal of the agreement and the selection of the Adviser and determined that the compensation under the agreement is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:
Nature, Extent, and Quality of Services
The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser. In this regard, the Trustees evaluated, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s senior management and the expertise of, and amount of attention expected to be given to the Funds by, its portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser supported the approval of the agreement.
Performance
The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds and the Adviser supported the approval of the agreement.

ADDITIONAL INFORMATION (continued)
RIDGEWORTH VARIABLE TRUST December 31, 2008
(Unaudited)
Fund Expenses
With respect to advisory fees, the Board considered the rate of compensation under the agreement and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreement.
Profitability
The Board reviewed information about the profitability of the Funds to the Adviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser is within the range the Board considered reasonable.
Economies of Scale
The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

ADDITIONAL INFORMATION
RIDGEWORTH VARIABLE TRUST December 31, 2008
(Unaudited)
Expense Examples
As a shareholder of the RidgeWorth Variable Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

			Expenses Paid	Expense Ratio
	Beginning Account	Ending Account	During Period*	During Period**
	Value	Value	07/01/08 -	07/01/08 -
	07/01/08 ($)	12/31/08 ($)	12/31/08 ($)	12/31/08 (%)
Large Cap Core Equity Fund	1,000.00	717.00	4.32	1.00
Large Cap Growth Stock Fund	1,000.00	678.10	4.05	0.96
Large Cap Value Equity Fund	1,000.00	770.80	4.23	0.95
Mid-Cap Core Equity Fund	1,000.00	654.20	4.57	1.10
Small Cap Value Equity Fund	1,000.00	751.70	5.58	1.20
Hypothetical Example
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period**
	Account Value	Account Value	07/01/08 -	07/01/08 -
	07/01/08 ($)	12/31/08 ($)	12/31/08 ($)	12/31/08 (%)
Large Cap Core Equity Fund	1,000.00	1,020.11	5.08	1.00
Large Cap Growth Stock Fund	1,000.00	1,020.31	4.88	0.96
Large Cap Value Equity Fund	1,000.00	1,020.36	4.82	0.95
Mid-Cap Core Equity Fund	1,000.00	1,019.61	5.58	1.10
Small Cap Value Equity Fund	1,000.00	1,019.10	6.09	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

ADDITIONAL INFORMATION (concluded)
RIDGEWORTH VARIABLE TRUST December 31, 2008
(Unaudited)
Proxy Voting
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworthfunds.com, and on the Securities and Exchange Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.
Portfolio Holdings Information
The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www. sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Investment Adviser:
RidgeWorth Investments
50 Hurt Plaza, Suite 1400
Atlanta, GA 30303
ridgeworth.com
Investment Subadvisers:
Ceredex Value Advisors LLC
Lincoln Plaza
300 South Orange Avenue
Orlando, FL 32801
ceredexvalue.com
IronOak Advisors LLC
919 East Main Street, 15th Floor
Richmond, VA 23219
ironoakadvisors.com
Silvant Capital Management LLC
50 Hurt Plaza, Suite 1500
Atlanta, GA 30303
silvantcapital.com
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Variable Trust can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit ridgeworthfunds.com. Please read the prospectus carefully before investing.
Distributor:
RidgeWorth Distributors LLC
Not FDIC Insured • No Bank Guarantee • May Lose Value
RFAR-VT-1208
2/09

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Connie McDaniel, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
     Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PriceWaterhouse Coopers LLP for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

	Current Year		Previous Year
(a) Audit Fees	$90,500		$90,500
(b) Audit-Related Fees	$12,800	(1)	$12,800	(1)
(1) Services related to security count examinations under Rule 17f-2 of the Investment Company Act.
(c) Tax Fees	$0		$0
(d) All Other Fees	$0		$0
e(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee Charter provides that the principal responsibilities of the Committee shall include approving audit and non-audit services an independent accounting firm provides to the
Trust (and certain Trust service providers) as required by and in accordance with applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.
e(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g)

Current Year	Previous Year
$3,790,121 (2)	$1,152,883 (3)

(2)	Services related principally to certain technical accounting advice and other technical projects; tax compliance and consulting services; and advisory services in credit risk reporting and mortgage services.
(3)	Non-audit services related principally to certain technical accounting advice on financial products of the SunTrust Bank; tax compliance services; review of certain registration statements and regulatory filings; issuance of comfort letters; agreed-upon procedures engagements; regulation AB procedures for SunTrust Banks, Inc. Commercial Mortgage Finance Group; time incurred related to the review of PwC’s 2006 workpapers by E&Y; Consumer Credit Risk Reporting Project.
(h) In regards to Item 4 (g), The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RidgeWorth Variable Trust

By (Signature and Title)*	/s/ Martin R. Dean

Martin R. Dean, Treasurer, RidgeWorth Variable Trust
Date 03/05/09
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Martin R. Dean Martin R. Dean, Treasurer, RidgeWorth Variable Trust
Date 03/05/09

By (Signature and Title)*	/s/ Julia Short Julia Short, President, RidgeWorth Variable Trust
Date 03/06/09

*	Print the name and title of each signing officer under his or her signature.